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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 29, 2005

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

              Florida                   1-4604              65-0341002
    (State or other jurisdiction      (Commission        (I.R.S. Employer
         of incorporation)            file number)      Identification No.)

        3000 Taft Street, Hollywood, Florida                 33021
      (Address of principal executive offices)             (Zip Code)

                                 (954) 987-4000
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 29, 2005, HEICO Corporation issued a press release announcing its financial results for the third quarter of fiscal 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

     EXHIBIT NO.    DESCRIPTION
     -----------    ------------------------------------------------------------
        99.1        Press release, dated August 29, 2005, titled "HEICO Reports
                    Record Quarterly Sales and Operating Income in Third
                    Quarter."

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HEICO CORPORATION
                                                  (Registrant)


Date:  August 29, 2005                          By: /s/ Thomas S. Irwin
                                                    ----------------------------
                                                    Thomas S. Irwin
                                                    Executive Vice President
                                                    and Chief Financial Officer
                                                    (Principal Financial and
                                                    Accounting Officer)

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